UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2015

Wells Fargo Commercial Mortgage Trust 2015-SG1

 (Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

 (Exact Name of Registrant as Specified in its Charter)

Société Générale
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
Natixis Real Estate Capital LLC

Wells Fargo Bank, National Association

 (Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-12	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.   Other Events.

Item 8.01.     Other Events.

On or about August 27, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-SG1, Commercial Mortgage Pass-Through Certificates, Series 2015-SG1 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-SG1 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B, Class C, Class PEX and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-E, Class X-F, Class X-G, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 27, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of seventy-two (72) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Société Générale pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of August 18, 2015, between the Registrant and Société Générale; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 between the Registrant, Liberty Island and Liberty Island Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of August 18, 2015, between the Registrant, Basis and Basis Investment Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of August 18, 2015, between the Registrant and Natixis; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of August 18, 2015, between the Registrant and Wells Fargo.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC, pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 18, 2015, between the Registrant, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC, pursuant to a Certificate Purchase Agreement, dated as of August 18, 2015, between the Registrant, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 19, 2015, supplementing the Prospectus dated August 3, 2015, each as filed with the Securities and Exchange Commission.

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Moreover, prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-NXS1, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1 was issued by Wells Fargo Commercial Mortgage Trust 2015-NXS1, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2015 (the “WFCM 2015-NSX1 Pooling and Servicing Agreement”) between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the Patriots Park Loan Combination is a Non-Serviced Loan Combination, the Patriots Park Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Patriots Park Loan Combination is governed by the WFCM 2015-NXS1 Pooling and Servicing Agreement and the related intercreditor agreements. The WFCM 2015-NXS1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

Section 9.   Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

1.1         Underwriting Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC.

4.1         Pooling and Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1       Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Société Générale.

99.2       Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. Liberty Island Group I LLC and Liberty Island Group LLC.

99.3       Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.4       Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5       Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.6       Pooling and Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green Title: Director

Dated: August 27, 2015

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, SG Americas Securities, LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Société Générale.

99.2	Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of August 18, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.6	Pooling and Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.
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